                        CLARK REFINING & MARKETING, INC.


                                AMENDMENT NO. 4
                              TO CREDIT AGREEMENT


           This AMENDMENT NO. 4 (the "Amendment") is dated as of October 2, 1998 and entered into by and among Clark Refining & Marketing, Inc., a Delaware corporation (the "Company"), Bankers Trust Company, a New York Banking corporation, as Administrative Agent and Collateral Agent, The Toronto-Dominion Bank, a Canadian chartered bank, as Syndication Agent, and BankBoston, N.A., a national banking association, as Documentation Agent, and the other financial institutions party hereto (the "Banks"). This Amendment amends the Credit Agreement (as amended, amended and restated, supplemented or otherwise modified, the "Credit Agreement") dated as of September 25, 1997 by and among the parties hereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

           WHEREAS, the parties hereto entered into the Credit Agreement, which provides for a loan facility to the Company;

           WHEREAS, the parties hereto desire to make certain amendments to the Credit Agreement as set forth below.

           NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows;


                                   Article I

                       AMENDMENTS TO THE CREDIT AGREEMENT

           1.01  Amendments to Section 1.01 of the Credit Agreement.

      (a) The definition of "Borrowing Base" shall be amended by deleting clauses (e) and (f) in their entirety and the following clauses (e) and (f) shall be inserted in lieu thereof:

           "(e) 80% of Eligible Petroleum Inventory,

           (f) 80% of Eligible Petroleum Inventory-Not-Received, and".

      (b) The definition of "Facility Expiry Date" shall be amended by deleting the date "December 31, 1999" and inserting the date "December 31, 2000" in lieu thereof.

      (c) The following definitions shall be inserted in Section 1.01 of the Credit Agreement:

           "Year 2000 Compliant" means, with respect to all Information Systems and Equipment, that all such systems and equipment accurately process, in all material respects date data (including, but not limited to, calculating, comparing and sequencing), before, during and after the year 2000, as well as same and multi-century dates, or between the years 1999 and 2000, taking into account all leap years, including the fact that the year 2000 is a leap year, and further, that when used in combination with, or interfacing with, other Information Systems and Equipment, shall accurately accept, release and exchange date data, and shall in all material respects continue to function in the same manner as it performs today and shall not otherwise impair the accuracy or functionality of Information Systems and Equipment.

           "Information Systems and Equipment" means all computer hardware, firmware and software, as well as other information processing systems, or any equipment containing embedded microchips, whether directly owned, licensed, leased, operated or otherwise controlled by the Company or any of its Subsidiaries, including through third-party service providers, and which, in whole or in part, are used, operated, relied upon, or integral to, the Company's or any of its Subsidiaries' conduct of their business.

           1.02  Amendment to Section 2.01 of the Credit Agreement.

      (a) Section 2.01. shall be amended by inserting the following sentence at the end of the first paragraph thereof:

                "Notwithstanding anything herein to the contrary, the maximum Effective Amount of loans permitted to be outstanding at any time hereunder may not be increased to an amount greater than $200,000,000 without the written consent of all Banks and the Company, and acknowledged by the Administrative Agent."

           1.03  Amendment to Section 6.24 of the Credit Agreement.

      (a) Section 6.24 shall be amended by deleting it in its entirety and inserting the following in lieu thereof:

           6.24. Holdings Note Indenture, 9-1/2% Note Indenture and Floating and Fixed Rate Note Indentures and 1998 Floating and Fixed Rate Note Indentures. The Indebtedness to be incurred by the Company under this Agreement is (i) "Permitted Indebtedness" under the Floating and Fixed Rate Note Indentures pursuant to the definition of such term contained therein and "Senior Debt"under the Floating and Fixed Rate
           Note Indenture described in clause (ii) of the definition of Floating and Fixed Rate Note Indentures pursuant to the definition of such term contained therein, (ii) "Permitted Indebtedness" under the 1998 Floating and Fixed Rate Note Indentures pursuant to the definition of such term contained therein, and (iii) "Permitted Indebtedness" under the 9-1/2% Note Indenture pursuant to clause (ii) of the definition of such term contained in the 9-1/2% Note Indenture as this Agreement constitutes a refinancing, renewal, extension, refunding or replacement of the Existing Credit Agreement (which constitutes the "Credit Agreement" as defined in the 9-1/2% Note Indenture). The Loan Documents, when executed and delivered by the parties thereto, are the "Credit Agreement" as such term is used in clause (b) of
           Section 1016 of the 9-1/2% Note Indenture. The execution, delivery and performance of the Loan Documents and the provisions contained herein and therein do not contravene or conflict with, result in a breach or violation of, or constitute a default under any of the terms, conditions or provisions of the Holdings Note Indenture, the Holdings Notes, the 9-1/2% Note Indenture, the 9-1/2% Notes, the Floating and Fixed Rate Note Indentures, the Floating and Fixed Rate Notes, the 1998 Floating and Fixed Rate Note Indentures or the 1998 Floating and Fixed Rate Notes.

           1.04 Amendment to Article VI of the Credit Agreement. Article VI of the Credit Agreement shall be amended by inserting the following Section 6.26 at the end thereof:

           6.26 Year 2000 Compliance. All Information Systems and Equipment are either Year 2000 Compliant, or any reprogramming, remediation, or any other corrective action, including the internal testing of all such Information Systems and Equipment, will be completed by September 30, 1999 except where the failure to be so completed would not have a Material Adverse Effect. Further, to the extent that such reprogramming/remediation and testing action is required, the cost thereof, as well as the cost of the reasonably foreseeable consequences of failure to become Year 2000 Compliant, to the Borrower and its Subsidiaries (including, without limitation, reprogramming errors and the failure of other systems or equipment) will not result in an Event of Default or a Material Adverse Effect.

           1.05 Amendment to Article VII of the Credit Agreement. Article VII of the Credit Agreement shall be amended by inserting the following Section
 7.16 at the end thereof:

           7.16 Year 2000 Compliance. The Company shall ensure that its Information Systems and Equipment are, at all times after January 1, 1999, Year 2000 Compliant, except insofar as the failure to do so will not result in a Material Adverse Effect, and shall notify the Administrative Agent and the Banks promptly upon detecting any failure of the Information Systems and Equipment to be Year 2000 Compliant if such failure would reasonably be expected to have a Material Adverse Effect.

           1.06  Amendments to Section 11.01 of the Credit Agreement.

      (a) Section 11.01 shall be amended by deleting clause (a) in its entirety and substituting "(a) intentionally omitted" in lieu thereof.

      (b) Section 11.01 shall be further amended by inserting, at the beginning of the second proviso thereto, the following clause (i) and by re-lettering clauses (i) through (iv) thereto accordingly:

           "(i) no amendment, waiver or consent shall increase or extend the Commitment of any Bank (or reinstate any Commitment terminated pursuant to Section 9.02(a)) unless such amendment, waiver or consent is in writing and signed by such Bank"

           1.07 Replacement of Schedule 1.01(a). Schedule 1.01(a) attached hereto shall be attached to the Credit Agreement as Schedule 1.01(a) (Commitments) to the Credit Agreement and shall replace the existing Schedule 1.01(a).

           1.08 Adjustments of Commitments. Each Bank's participation in letters of credit under the Credit Agreement shall be automatically adjusted such that their participation shall be in accordance with their pro rata commitments as reflected on Schedule 1.01(a) (as amended hereby) to the Credit Agreement.

                                   Article II

                          EFFECTIVENESS OF AMENDMENTS

           This Amendment shall become effective on the opening of business in New York on the Business Day (the "Effective Date") on which the Administrative Agent has notified the Company and the Banks that the Administrative Agent has executed a counterpart signature page of this Amendment, has received executed counterpart signature pages of this Amendment from the Company and the Majority Banks, and upon the satisfaction of the following conditions precedent and the prior receipt by the Administrative Agent of all of the following (and in the case of any agreements, documents, opinions and certificates, in sufficient copies for the Administrative Agent and each Bank) dated the Effective Date or such other date satisfactory to the Administrative Agent in form and substance satisfactory to the Administrative Agent:

      (a) Amendment and Notes. This Amendment and Notes drawn to the order of each requesting Bank in an amount of such requesting Bank's new Commitment as set forth in Schedule 1.01(a) hereto, executed by each party thereto;

      (b) Payment of Fees and Expenses. Evidence of payment by the Company of all accrued and unpaid Fees and Expenses to the extent then due and payable on the Effective Date and invoiced, together with any reasonable estimate of reasonable fees and expenses of outside counsel incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and such counsel);

      (c) Legal Opinions.

                (i) an opinion of Simpson Thacher & Bartlett, counsel to the Company, addressed to the Administrative Agent and the Banks, in form and substance satisfactory to the Administrative Agent; and

                (ii) a reliance letter by Simpson Thacher & Bartlett, counsel to the Company, addressed to the Administrative Agent and certain Banks, permitting such Banks to rely on the opinion of Simpson Thacher & Bartlett given in connection with Amendment No. 3 to the Credit Agreement, dated as of July 24, 1998.

           Notwithstanding the foregoing, Sections 1.01 and 1.04 of this Amendment shall not be effective until the opening of business in New York on the Business Day on which the Administrative Agent has notified the Company and the Banks that the Administrative Agent has received executed counterpart signature pages of this Amendment from each of the then participating Banks and upon satisfaction of all other conditions set forth in this Section 2.


                                  Article III

                                 MISCELLANEOUS

           3.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

      (a) This Amendment modifies the Credit Agreement to the extent set forth herein, is hereby incorporated by reference into the Credit Agreement and is made a part thereof. On and after the effective date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

      (b) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

      (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, any Bank or any Issuing Bank under, the Credit Agreement or any of the other Loan Documents.

           3.2 Representations and Warranties; No Default or Event of Default. On the date of effectiveness of any of the amendments herein (after giving effect to the consummation of the transactions contemplated by this Amendment to have occurred on or prior to such date), the Company shall be deemed to have certified to the Banks that, after giving effect to the amendments contained herein that become effective on such date all of the representations and warranties contained in the Credit Agreement are true and correct on and as of the date thereof with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except to the extent (x) the representations and warranties set forth in
 Section 6.05 of the Credit Agreement relate to any litigation which has been specifically disclosed to the Banks and which has been added to Schedule 6.05 to the Credit Agreement with the written approval of the Majority Banks and (y) the representation and warranty set forth in Section 6.25 of the Credit Agreement relates to any event or condition which has been specifically disclosed to the Banks and which has been added to Schedule 6.25 to the Credit Agreement with the written approval of the Majority Banks).

           3.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

           3.4 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

           3.5 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                     CLARK REFINING & MARKETING, INC.


                     By:_________________________________
                         Name:
                         Title:




                                AGENTS
                                ------

                     BANKERS TRUST COMPANY
                      as Administrative Agent
                      and Collateral Agent


                     By:_________________________________
                         Name:
                         Title:




                     THE TORONTO DOMINION BANK
                      as Syndication Agent



                     By:_________________________________
                         Name:
                         Title:


                     BANKBOSTON, N.A.
                      as Documentation Agent



                     By:_________________________________
                         Name:
                         Title:

                                     BANKS
                                     -----

                     ABN AMRO BANK
                        as a Bank


                     By:_________________________________
                         Name:
                         Title:


                     By:_________________________________
                         Name:
                         Title:




                     ARAB BANKING CORPORATION (B.S.C.)
                        as a Bank


                     By:_________________________________
                         Name:
                         Title:




                     BANKBOSTON, N.A.
                        as a Bank


                     By:_________________________________
                         Name:
                         Title:




                     BANKERS TRUST COMPANY
                        as a Bank


                     By:_________________________________
                         Name:
                         Title:

                     BANK OF SCOTLAND
                        as a Bank


                     By:_________________________________
                         Name:
                         Title:


                     BHF-BANK AKTIENGESELLSCHAFT


                     By:_________________________________
                         Name:
                         Title:



                     COMERICA BANK
                        as a Bank


                     By:_________________________________
                         Name:
                         Title:




                     CREDIT LYONNAIS NEW YORK BRANCH
                        as a Bank


                     By:_________________________________
                         Name:
                         Title:



                     DEN NORSKE BANK ASA
                        as a Bank


                     By:_________________________________
                         Name:
                         Title:


                     By:_________________________________

                         Name:
                         Title:



                     FINOVA CAPITAL CORPORATION


                     By:_________________________________
                         Name:
                         Title:



                     THE FIRST NATIONAL BANK OF CHICAGO
                        as a Bank


                     By:_________________________________
                         Name:
                         Title:


                     FREMONT FINANCIAL CORPORATION


                     By:_________________________________
                         Name:
                         Title:

                     THE FUJI BANK, LIMITED
                        as a Bank


                     By:_________________________________
                         Name:
                         Title:


                     GREEN TREE FINANCIAL SERVICING
                     CORPORATION
                        as a Bank


                     By:_________________________________
                         Name:
                         Title:



                     HIBERNIA NATIONAL BANK
                        as a Bank


                     By:_________________________________
                         Name:
                         Title:



                     MERCANTILE BANK NATIONAL ASSOCIATION
                        as a Bank


                     By:_________________________________
                         Name:
                         Title:



                     MITSUBISHI TRUST & BANKING CORP.
                        as a Bank


                     By:_________________________________
                         Name:
                         Title:



                     THE SANWA BANK LIMITED
                        as a Bank


                     By:_________________________________
                         Name:
                         Title:

                     STANDARD CHARTERED BANK
                        as a Bank


                     By:_________________________________
                         Name:
                         Title:


                     By:_________________________________
                         Name:
                         Title:



                     SOCIETE GENERALE, SOUTHWEST AGENCY


                     By:_________________________________
                         Name:
                         Title:


                     TORONTO DOMINION(TEXAS), INC.
                        as a Bank


                     By:_________________________________
                         Name:
                         Title:



                     UNION BANK OF CALIFORNIA, N.A.
                        as a Bank


                     By:_________________________________
                         Name:
                         Title:

                     WELLS FARGO BANK (TEXAS), N.A.
                        as a Bank


                     By:_________________________________
                         Name:
                         Title:





                        ISSUING BANKS
                        -------------


                     BANKERS TRUST COMPANY
                        as Issuing Bank


                     By:_________________________________
                         Name:
                         Title:



                     TORONTO DOMINION (TEXAS), INC.
                        as Issuing Bank


                     By:_________________________________
                         Name:
                         Title:



                     BANKBOSTON, N.A.
                        as Issuing Bank

                     By:_________________________________
                         Name:
                         Title: